                                                                    Exhibit 3-67
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

LIMITED PARTNERSHIP CERTIFICATE      FEE            COMMONWEALTH OF PENNSYLVANIA
  (SEE BACK FOR INSTRUCTIONS)      $75.00               DEPARTMENT OF STATE
                                                         CORPORATION BUREAU
--------------------------------------------------------------------------------




1.  THE NAME OF THE CORPORATION IS:    EDELLA STREET ASSOCIATES
------------------------------------------------------------------------------------------------------------------------------------
2.  STREET ADDRESS OF THE PRINCIPAL PLACE OF BUSINESS

    800 United Penn Bank Building
------------------------------------------------------------------------------------------------------------------------------------
    CITY                              STATE                          ZIP CODE
------------------------------------------------------------------------------------------------------------------------------------
    Wilkes-Barre                    Pennsylvania                        18701

3.  THE CHARACTER OF ITS BUSINESS IS:                                                                 4. THE TERM FOR WHICH THE
Acquiring and developing medical facilities and nursing homes, including, without limitation,            PARTNERSHIP IS TO EXIST IS:
a nursing home located in the Township of South Abington, Lackawanna County, Pennsylvania                Perpetual
------------------------------------------------------------------------------------------------------------------------------------

5.  THE NAME AND PLACE OF RESIDENCE OF EACH GENERAL PARTNER IS:

    NAME                 ADDRESS (INCLUDE STREET NUMBER)

    David R. Rowland     135 Forest Road, Merrywood Hills, Mountaintop, PA 18707

    Joseph R. Reisinger  58 Marlborough Avenue, Wilkes-Barre, PA. 18702
--------------------------------------------------------------------------------
6. THF NAME AND PLACE OF RESIDENCE OF EACH LIMITED PARTNER. THE AMOUNT OF CASH AND A DESCRIPTION OF AND THE AGREED VALUE OF OTHER PROPERTY CONTRIBUTED BY EACH LIMITED PARTNER IS:

    NAME            ADDRESS(INCLUDING STREET NUMBER)      CAPITAL CONTRIBUTION

    Carol B. Bradley    71 Division Street, Kingston, PA. 18/04        $1.00
--------------------------------------------------------------------------------
7. THE SHARE OF THE PROFITS OR OTHER COMPENSATION BY WAY OF INCOME
   WHICH EACH LIMITED PARTNER SHALL RECEIVE BY REASON OF HIS CONTRIBUTION IS:

   NAME                                        SHARE OR AMOUNT
   -----------------------------------------------------------------------------
   Carol B. Bradley                            1 Percent (1%)



====================================================================================================================================
                                                      FOR OFFICE USE ONLY
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

SEQUANTIAL NO.     AMOUNT       CODE         IDENTIFICATION NUMBER         REV. BOX NO         SICC           MICROFILM NUMBER
    2186           75.00        LTD          786313                                                           83631697
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FILED: OCT 24 1983              APPROVED BY  DATE    REJECTED BY  DATE     INPUT BY            LOG IN         LOG IN (REFILE)
                                [o] 10/26/69                               ---------------------------------------------------------
/s/ [graphic of signature]                                                 VERIFIED BY         LOG OUT         LOG OUT (REFILE)
-----------------------------   ---------------------------------------    ---------------------------------------------------------
Secratary of the Commonwealth   MAILED BY    DATE    RESUBMITTED  DATE     CERTIFIED TO:
                                                                           |_| REV.   |x| L&I   |_| OTHER


IN TESTIMONY WHEREOF, the undersigned partners have caused this certificate to be signed this 20th day of October 20 1983

/s/ [graphic of signature]
------------------------------------------      --------------------------------
DAVID R.ROWLAND SIGNATURE General Partner             (SIGNATURE)


/s/ [graphic of signature]
------------------------------------------  ------------------------------------
JOSEPH R.REISINGER SIGNATURE General Partner          (SIGNATURE)


/s/ [graphic of signature]
------------------------------------------  ------------------------------------
CAROL B. BRADLEY SIGNATURE Limited Partner            (SIGNATURE)


/s/ [graphic of signature]
------------------------------------------  ------------------------------------
                                                      (SIGNATURE)


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APPLICANTS ACCT. NO.                                 86351165              Filed this _____day of___
DSCo: 89-543(a) (Rev, 1-78)                    (Line for numbering)                 JUN 4 1986, 19______
Filing Fee: $48                                       786313               Commonwealth of Pennsylvania
LTo-48                                                                     Department of State
Amendment of Limited
Partnership Certificate                                                    -----------------------------
                                                                           /s/ [graphic of signature]
                                                                           Secretary of the Commonwealth
                                                                                 (Box for Certification)


                          COMMONWEALTH OF PENNSYLVANIA
                              DEPARTMENT OF STATE
                               CORPORATION BUREAU


   In compliance with the requirements of 59 Pa.C.S. ss. 543(a) (relating to requirements for amendment and for cancellation of certificate), the undersigned, desiring to amend a certificate of a limited partnership, hereby certify that:

1. The name of the partnership is:

   Edella Street Associates
   -----------------------------------------------------------------------------

2. The location of its principal place of business is (the Department of State is hereby authorised to correct the following statement to conform in the records of the Department):

   800 United Penn Bank Building
   -----------------------------------------------------------------------------
          (NUMBER)                    (STREET)

        Wilkes-Barre                    PA                      18701
--------------------------------------------------------------------------------
            (CITY)                      (STATE)                (ZIP CODE)

3. The last preceding filing, if any, with respect to such partnership was made in the Department of State on April 22, 1986
                                 ---------------
                                     (DATE)

4. The amendment to the certificates of the Partnership is as follows:

   See Rider 4A



o  (a) Rev. 1.7o)o     86351166


  IN TESTIMONY WHEREOF, the undersigned partners have caused this amendment to be signed this 1st day of June 1986

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


                                                                  Genesis Health Ventures of Clarks
                                                                  Summit, Inc., Successor General Partner

/s/ [graphic of signature]                                        By: /s/ Richard R. Howard
------------------------------------------------------            -------------------------------------------------------------
                 (SIGNATURE)                                            (SIGNATURE)
JOSEPH R. REISINGER Resigning General Partner                             Richard R. Howard Vice President, Develop.


/s/ [graphic of signature]                                        By: /s/ Genesis Health Ventures, Inc., substituted
------------------------------------------------------            --------------------------------------------------------------
                 (SIGNATURE)                                            (SIGNATURE)
DAVID R. ROWLAND Resigning General Partner                                Original Limited Partner


/s/ [graphic of signature]                                        By: /s/ Richard R. Howard.
------------------------------------------------------            --------------------------------------------------------------
                 (SIGNATURE)                                             (SIGNATURE)
CAROL B. BRADLEY, Resigning Orignal Limited                               Richard R. Howard Vice President, Develop.



INSTRUCTIONS FOR COMPLETION OF FORM:

         A. A limited partnership certificate shall be amended when:

             (1) There is a change in the name of the partnership or in the amount or character of the contribution of any limited partner.

             (2) A person is substituted as a limited partner.

             (3) An additional limited partner is admitted.

             (4) A person is admitted as a general partner.

             (5) A general partner retires, dies, or becomes insane and the business is continued under 59 Pa.C.S. ss. 534 (relating to effect of retirement, death, or insanity of a general partner).

             (6) There is a change in the character of the business of the partnership.

             (7) There is a false or erroneous statement in the certificate.

             (8) There is a change in the time as stated in the certificate for the dissolution of the partnership or for the return of a contribution.

             (9) A time is fixed for a dissolution of the partnership, or the return of a contribution, no time having been specified in the certificate.

             (10) The members desire to make a change in any other statement in the certificate, in order that it shall accurately represent the agreement between them.

         B. This form shall conform to the requirements of form DSCB: 59-512 (Limited Partnership Certificate) as far as necessary to set forth clearly the change in the certificate which it is desired to make.

         C. If the partnership was not formed by a filing in the Department of State a properly completed form DSCB: 59-544 (Certificate of Summary of Record-Limited Partnership), unless previously filed, shall accompany this form.

         D. The amendment must be signed by all members, and an amendment substituting a limited partner or adding a limited or general partner shall be signed also by the member to be substituted or added, and when a limited partner is to be substituted, the amendment shall also be signed by the assigning limited partner.

         E. All information shall be typed or printed, in black ink.

         F. Make check payable to: Secretary of the Commonwealth, (CASH WILL NOT BE ACCEPTED).

         G. Send amendment and check to: Corporation Bureau, Department of State, Room 308 North Office Bldg., Harrisburg, Pa. 17120.

                                  Rider 4A to
                  Amendment of Limited Partnership Certificate
                           of Edella Street Associates
                  --------------------------------------------

         4.  The amendment to the Certificate of the Partnership is as follows:

             a. Item 2 of the Certificate is hereby amended to:

                c/o Genesis Health Ventures, Inc.
                148 West State Street, Suite 100
                Kennett Square, PA 19348

             b. Item 5 of the Certificate is hereby amended to delete David R. Rowland and Joseph R. Reisinger as the General Partners and to replace therefore Genesis Health Ventures of Clarks Summit, Inc. as the successor General Partner. The address of the General Partner is hereby changed to 148 West State Street, Suite 100, Kennett Square, PA 19348.

             c. Item 6 of the Certificate is hereby amended to delete Carol B. Bradley as the Original Limited Partner and to replace therefore Genesis Health Ventures, Inc. as the substituted Original Limited Partner. The address of Genesis Health Ventures, Inc. is 148 West State Street, Suite 100, Kennett Square, PA 19348.

             d. Item 7 of the Certificate is hereby amended to delete the name of Carol B. Bradley and her share or amount of 1% and to replace therefore the name of Genesis Health Ventures, Inc. and its share or amount of 98%.



9641-1100

Microfilm Number _______      Filed with the Department of State on  JUN 13 1996

Entity Number 786313             /s/ [graphic of signature]
                                 -----------------------------------------------
                                        Secretary of the Commonwealth

                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                   DSCB: 15-1507/4144/5507/6144/8506 (Rev 90)

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

Indicate type of entity (check one):

|_| Domestic Business Corporation (15 Pa.C.S.ss.1507)         |_| Foreign Nonprofit Corporation (15 Pa.C.S.ss.6144)

|_| Foreign Business Corporation (15 Pa.C.S.ss.4144)          |x| Domestic Limited Partnership (15 Pa.C.S.ss.8506)

|_| Domestic Nonprofit Corporation (15 Pa.C.S.ss.5507)



    In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1.  The name of the corporation or limited partnership is: Edella Street
    Associates

--------------------------------------------------------------------------------

2. The (a) address of this corporation's or limited partnership's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

    (a) 1635 Market Street, Philadelphia, PA 19103 Philadelphia County
        ------------------------------------------------------------------------
        Number and Street   City       State   Zip              County

    (b) c/o: C. T. Corporation System
        ------------------------------------------------------------------------
        Name of Commercial Registered Office Provider           County

    For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3.  (Complete part (a) or (b)):

    (a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be chaoged is:

        148 W. State Street, Kennett Square, PA 19348 Chester County
        ------------------------------------------------------------------------
        Number and Street     City         State       Zip    County

     (b) The registered office of the corporation or limited partnership shall be provided by:

         c/o
            --------------------------------------------------------------------
             Name of Commercial Registered Office Provider   County

        For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

DSCB: 15-1507/4144/5507/6144/8506 (Rev 90)

4. (Strike out if a limited partnership): Such change was authorised by the Board of Directors of the corporation.

    IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorised officer this 10th day of June, 1996.


                         BY: /s/ Genesis Health Ventures of Clark Summit, Inc.
                                 the general partner of Edella Street Associates
                             ---------------------------------------------------
                                  Name of Corporation/Limited Partnership


                         BY: /s/ Ira C. Gubernick
                             ---------------------------------------------------
                                           (SIGNATURE)
                                  Ira C. Gubernick, Esquire

                      TITLE: Corporate Secretary
                             ---------------------------------------------------